Exhibit 99.1

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Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------







                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $452,768,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2005-FR2
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                            Fremont Investment & Loan
                                   Originator

                          Saxon Mortgage Services, Inc.
                                    Servicer




               Mortgage Pass-Through Certificates, Series 2005-FR2






--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

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Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
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Transaction Summary

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Initial Credit
        Expected     Expected Ratings           Interest  Avg. Life to Call/  Mod. Dur. to Call/   Payment Window     Enhancement
Class   Amount(1)   (S&P/Moody's/Fitch)  Index    Type      Mty(yrs)(2)(3)    Mty(yrs)(2)(3)(4)   to Call/Mty(2)(3)     Level(5)
------------------------------------------------------------------------------------------------------------------------------------
A-1A   480,732,000      AAA/Aaa/AAA                            ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
A-1B   120,183,000      AAA/Aaa/AAA                            ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
A-2A   140,054,000      AAA/Aaa/AAA       1mL   Floating     1.00 / 1.00         0.98 / 0.98       06/05 - 07/07 /            22.50%
                                                                                                    06/05 - 07/07
------------------------------------------------------------------------------------------------------------------------------------
A-2B    55,243,000      AAA/Aaa/AAA       1mL   Floating     3.00 / 3.00         2.84 / 2.84       07/07 - 12/09 /            22.50%
                                                                                                    07/07 - 12/09
------------------------------------------------------------------------------------------------------------------------------------
A-2C    46,517,000      AAA/Aaa/AAA       1mL   Floating     6.73 / 7.96         5.97 / 6.83       12/09 - 04/13 /            22.50%
                                                                                                    12/09 - 01/23
------------------------------------------------------------------------------------------------------------------------------------
M-1     92,428,000       AA/Aa2/AA        1mL   Floating     5.31 / 5.89         4.78 / 5.18       09/08 - 04/13 /            14.00%
                                                                                                    09/08 - 07/20
------------------------------------------------------------------------------------------------------------------------------------
M-2     59,263,000        A/A2/A          1mL   Floating     5.26 / 5.78         4.71 / 5.07       07/08 - 04/13 /             8.55%
                                                                                                    07/08 - 01/19
------------------------------------------------------------------------------------------------------------------------------------
M-3     17,399,000       A-/A3/A-         1mL   Floating     5.25 / 5.71         4.69 / 5.01       07/08 - 04/13 /             6.95%
                                                                                                    07/08 - 06/17
------------------------------------------------------------------------------------------------------------------------------------
B-1     16,311,000    BBB+/Baa1/BBB+      1mL   Floating     5.24 / 5.65         4.61 / 4.89       06/08 - 04/13 /             5.45%
                                                                                                    06/08 - 09/16
------------------------------------------------------------------------------------------------------------------------------------
B-2     13,592,000     BBB/Baa2/BBB       1mL   Floating     5.23 / 5.56         4.59 / 4.81       06/08 - 04/13 /             4.20%
                                                                                                    06/08 - 12/15
------------------------------------------------------------------------------------------------------------------------------------
B-3     11,961,000    BBB-/Baa3/BBB-      1mL   Floating     5.23 / 5.45         4.53 / 4.68       06/08 - 04/13 /             3.10%
                                                                                                    06/08 - 01/15
------------------------------------------------------------------------------------------------------------------------------------
B-4     11,418,000      BB+/Ba1/BB+                            ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------

(1)   Subject to a variance of plus or minus 5%.
(2)   Assumes 10% optional clean-up call is exercised.
(3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.
(4)   Assumes pricing at par.
(5)   Includes 2.05% overcollateralization.

The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                  Securitized Asset Backed Receivables LLC Trust 2005-FR2

Depositor:               Securitized Asset Backed Receivables LLC

Originator:              Fremont Investment & Loan

Servicer:                Saxon Mortgage Services, Inc.

Loan Performance         MortgageRamp, Inc., a Delaware Corporation
Advisor:

Trustee:                 Wells Fargo Bank, National Association

Sole Manager:            Barclays Capital Inc.


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Rating Agencies:         S&P/Moody's/Fitch

Offered Certificates:    The Class A-2A, A-2B, A-2C, M-1, M-2, M-3, B-1, B-2 and
                         B-3 certificates.

LIBOR Certificates:      The Class A-1A, Class A-1B and Class B-4 certificates
                         and the Offered Certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

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Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
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Expected Closing Date:   May 31, 2005

Delivery:                DTC, Euroclear and Clearstream.

Distribution Dates:      The 25th of each month, or if such day is not a
                         business day, on the next business day, beginning in June 2005.

Final Distribution Date: The Distribution Date occurring in March 2035.

Due Period:              With respect to any Distribution Date, the period
                         commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:       With respect to any Distribution Date, the period
                         commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution Date, commencing on the Cut-off Date), and ending on the 15th day of the month in which such Distribution Date occurs.

Interest Accrual Period: With respect to any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date.

Accrued Interest:        The price to be paid by investors for the Offered
                         Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:      Actual/360

Interest Payment Delay:  Zero days

Cut-off Date:            May 1, 2005

Tax Status:              The Offered Certificates will be treated as "regular
                         interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:       The Offered Certificates are expected to be ERISA
                         eligible.

SMMEA Eligibility:       The Offered Certificates are not expected to constitute
                         "mortgage related securities" for purposes of SMMEA.


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A Certificate      Either the Class A-1 Certificates or Class A-2
Group:                   Certificates, as applicable.

Class A-1 Certificates:  Collectively, the Class A-1A and Class A-1B
                         certificates.

Class A-2 Certificates:  Collectively, the Class A-2A, Class A-2B and Class A-2C
                         certificates.

Class M Certificates:    Collectively, the Class M-1, Class M-2 and Class M-3
                         certificates.

Class B Certificates:    Collectively, the Class B-1, Class B-2, Class B-3 and
                         Class B-4 certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

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Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

Mortgage Loans:          The mortgage loans to be included in the trust will be
                         primarily adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Fremont Investment & Loan. On the
                         Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $1,087,393,023. Approximately 86.19% of the mortgage loans are adjustable-rate mortgage loans and approximately 13.81% are fixed-rate mortgage loans.
                         Approximately 97.46% of the mortgage loans are first-lien mortgage loans, and approximately 2.54% of the mortgage loans are second-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments, with the exception of 30+ day delinquencies comprising 0.08% of the aggregate scheduled principal balance of the mortgage loans on the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:  Approximately $775.4 million of mortgage loans that have original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage Loans: Approximately $312.0 million of mortgage loans that may or may not have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Monthly Servicer         The Servicer will be obligated to advance its own funds
Advances:                in an amount equal to the aggregate of all payments of
                         principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Pricing Prepayment       Fixed Rate Mortgage Loans: CPR starting at
Speed:                   approximately 1.533% CPR in month 1 and increasing to
                         23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter. ARM Mortgage
                         Loans: 25% CPR.

Credit Enhancement:      The credit enhancement provided for the benefit of the
                         holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement       For any Distribution Date, the percentage obtained by
Percentage:              dividing (x) the sum of (i) the aggregate Class
                         Certificate Balances of the Class M and Class B
                         Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the aggregate Stated
                         Principal Balance of the mortgage loans for that Distribution Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Stepdown Date:           The later to occur of:
                         (i)  the earlier to occur of:
                              (a) the Distribution Date in June 2008 and
                              (b) the Distribution Date following the
                                  Distribution Date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero; and
                         (ii) the first Distribution Date on which the Senior
                              Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 45.00%).

Trigger Event:           Either a Cumulative Loss Trigger Event or a Delinquency
                         Trigger Event.

Delinquency Trigger      With respect to any Distribution Date, the
Event:                   circumstances in which the quotient (expressed as a
                         percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 35.15% of the prior period's Senior Enhancement Percentage.

Cumulative Loss Trigger  With respect to any Distribution Date, the
Event: circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                         Distribution Date
                           Occurring in               Loss Percentage
                         -----------------            ---------------
                         June 2007 through May 2008   1.500% for the first
                                                      month, plus an additional
                                                      1/12th of 2.000% for each
                                                      month thereafter (e.g.,
                                                      2.500% in December 2007)

                         June 2008 through May 2009   3.500% for the first
                                                      month, plus an additional
                                                      1/12th of 1.750% for each
                                                      month thereafter (e.g.,
                                                      4.375% in December 2008)

                         June 2009 through May 2010   5.250% for the first
                                                      month, plus an additional
                                                      1/12th of 1.750% for each
                                                      month thereafter (e.g.,
                                                      6.125% in December 2009)

                         June 2010 through May 2011   7.000% for the first
                                                      month, plus an additional
                                                      1/12th of 0.750% for each
                                                      month thereafter (e.g.,
                                                      7.375% in December 2010)

                         June 2011 and thereafter     7.750%


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Sequential Trigger       With respect to any Distribution Date, before the 25th
Event:                   Distribution Date, the aggregate amount of realized
                         losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate
                         Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 1.50%, or if, on or after the 25th Distribution Date, a Trigger Event is in effect.

Optional Clean-up Call:  The majority Class X certificateholders may, at their option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

Credit Enhancement       Initial Credit Enhancement    Target Credit Enhancement
                         --------------------------    -------------------------
                         Class A: 22.50%               Class A: 45.00%
                         Class M-1: 14.00%             Class M-1: 28.00%
                         Class M-2: 8.55%              Class M-2: 17.10%
                         Class M-3: 6.95%              Class M-3: 13.90%
                         Class B-1: 5.45%              Class B-1: 10.90%
                         Class B-2: 4.20%              Class B-2: 8.40%
                         Class B-3: 3.10%              Class B-3: 6.20%
                         Class B-4: 2.05%              Class B-4: 4.10%

Step-up Coupons:         For all LIBOR Certificates the interest rate will
                         increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A-1A certificates  The Class A-1A certificates will accrue interest at a
Pass-Through Rate:       per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Group I Loan Cap.

Class A-1B certificates  The Class A-1B certificates will accrue interest at a
Pass-Through Rate:       per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Group I Loan Cap.

Class A-2A certificates  The Class A-2A certificates will accrue interest at a per annum rate equal to the lesser of:
                         (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Group II Loan Cap.

Class A-2B certificates  The Class A-2B certificates will accrue interest at a
Pass-Through Rate:       per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Group II Loan Cap.

Class A-2C certificates  The Class A-2C certificates will accrue interest at a
Pass-Through Rate:       per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Group II Loan Cap.

Class M-1 Pass-Through   The Class M-1 certificates will accrue interest at a
Rate:                    per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Pool Cap.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-2 Pass-Through   The Class M-2 certificates will accrue interest at a
Rate:                    per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable and
                         (ii) the Pool Cap.

Class M-3 Pass-Through   The Class M-3 certificates will accrue interest at a
Rate:                    per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Pool Cap.

Class B-1 Pass-Through   The Class B-1 certificates will accrue interest at a
Rate:                    per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Pool Cap.

Class B-2 Pass-Through   The Class B-2 certificates will accrue interest at a
Rate:                    per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Pool Cap.

Class B-3 Pass-Through   The Class B-3 certificates will accrue interest at a
Rate:                    per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Pool Cap.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-4 Pass-Through   The Class B-4 certificates will accrue interest at a
Rate:                    per annum rate equal to the lesser of:
                         (i)  one-month LIBOR plus [ ] bps ([ ] bps after the
                              first Distribution Date on which the Optional Clean-up Call is exercisable) and
                         (ii) the Pool Cap.

Group I Loan Cap:        Product of:
                         (i)  the weighted average of the mortgage rates for
                              each Group I Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and
                         (ii) a fraction, the numerator of which is 30 and the
                              denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Loan Cap:       Product of:
                         (i)  the weighted average of the mortgage rates for
                              each Group II Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and
                         (ii) a fraction, the numerator of which is 30 and the
                              denominator of which is the actual number of days in the related Interest Accrual Period.

Pool Cap:                Product of:
                         (i)  the weighted average of (x) the mortgage rates for
                              each group I mortgage loan (in each case, less the applicable Expense Fee Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount and
                         (ii) a fraction, the numerator of which is 30 and the
                              denominator of which is the actual number of days in the related Interest Accrual Period.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Group Subordinate        For any Distribution Date,
Amount:                  (i)  for the Group I Mortgage Loans, will be equal to
                              the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate
                              Balance of the Class A-1 Certificates immediately prior to such Distribution Date and
                         (ii) for the Group II Mortgage Loans, will be equal to
                              the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate
                              Balance of the Class A-2 Certificates immediately prior to such Distribution Date.

Basis Risk Carry         On any Distribution Date and for any class of LIBOR
Forward Amount:          Certificates is the sum of:
                         (x)  the excess of:
                              (i)  the amount of interest that class of
                                   certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over
                              (ii) the amount of interest that class of
                                   certificates received on that Distribution
                                   Date based on the Group I Loan Cap, the Group II Loan Cap, or the Pool Cap, as applicable, and
                         (y)  the unpaid portion of any such excess described in
                              clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Interest Distributions   On each Distribution Date and after payments of
on the LIBOR             servicing and trustee fees and other expenses, interest
Certificates:            distributions from the Interest Remittance Amount will
                         be allocated as follows:
                         (i)    the portion of the Interest Remittance Amount
                                attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-1 Certificates and second, pro rata to the Class A-2 Certificates;
                         (ii)   the portion of the Interest Remittance Amount
                                attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2 Certificates and second, pro rata to the Class A-1 Certificates;
                         (iii)  to the Class M-1 certificates, their Accrued
                                Certificate Interest;
                         (iv)   to the Class M-2 certificates, their Accrued
                                Certificate Interest;
                         (v)    to the Class M-3 certificates, their Accrued
                                Certificate Interest;
                         (vi)   to the Class B-1 certificates, their Accrued
                                Certificate Interest;
                         (vii)  to the Class B-2 certificates, their Accrued
                                Certificate Interest;
                         (viii) to the Class B-3 certificates, their Accrued
                                Certificate Interest; and
                         (ix)   to the Class B-4 certificates, their Accrued
                                Certificate Interest.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Distribution   On each Distribution Date (a) prior to the Stepdown
on the LIBOR             Date or (b) on which a Trigger Event is in effect,
Certificates:            principal distributions from the Principal Distribution
                         Amount will be allocated as follows:
                         (i)    to the Class A Certificates, allocated between
                                the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;
                         (ii)   to the Class M-1 certificates, until their Class
                                Certificate Balance has been reduced to zero;
                         (iii)  to the Class M-2 certificates, until their Class
                                Certificate Balance has been reduced to zero;
                         (iv)   to the Class M-3 certificates, until their Class
                                Certificate Balance has been reduced to zero;
                         (v)    to the Class B-1 certificates, until their Class
                                Certificate Balance has been reduced to zero;
                         (vi)   to the Class B-2 certificates, until their Class
                                Certificate Balance has been reduced to zero;
                         (vii)  to the Class B-3 certificates, until their Class
                                Certificate Balance has been reduced to zero;
                                and
                         (viii) to the Class B-4 certificates, until their Class
                                Certificate Balance has been reduced to zero On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                         (i)    to the Class A Certificates, the lesser of the
                                Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;
                         (ii)   to the Class M-1 certificates, the lesser of the
                                remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                         (iii)  to the Class M-2 certificates, the lesser of the
                                remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                         (iv)   to the Class M-3 certificates, the lesser of the
                                remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Distributions  (v)    to the Class B-1 certificates, the lesser of the
on the LIBOR                    remaining Principal Distribution Amount and the
Certificates (cont'd):          Class B-1 Principal Distribution Amount, until
                                their Class Certificate Balance has been reduced to zero;
                         (vi)   to the Class B-2 certificates, the lesser of the
                                remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                         (vii)  to the Class B-3 certificates, the lesser of the
                                remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and
                         (viii) to the Class B-4 certificates, the lesser of the
                                remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Principal  All principal distributions to the holders of the Class
Payments to Class A      A Certificates on any Distribution Date will be
Certificates:            allocated concurrently between the Class A-1
                         Certificates, on the one hand, and the Class A-2
                         Certificates, on the other hand, based on the Class A
                         Principal Allocation Percentage for the Class A-1
                         Certificates and the Class A-2 Certificates, as applicable. However, if the Class Certificate Balances of the Class A Certificates in either Class A
                         Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent
                         Distribution Dates, will be distributed to the holders of the Class A Certificates in the other Class A
                         Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group
                         II Mortgage Loans. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata between the Class A-1A certificates and the Class A-1B certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1A certificates, and second, to the Class A-1B certificates in each case until their Class Certificate balance has been reduced to zero.

                         Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A certificates, second, to the Class A-2B certificates, and third to the Class A-2C certificates, in each case, until their Class Certificate Balance has been reduced to zero.

                         Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 Certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C certificates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Cap Provider:            Barclays Bank PLC, as Cap Provider, is a bank
                         authorized and regulated by the United Kingdom's
                         Financial Services Authority and is a member of the London Stock Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays
                         Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by
                         Moody's.

Interest Rate Cap        The LIBOR Certificates (other than the Class A-1
Agreements:              Certificates) will have the benefit of three Interest
                         Rate Cap Agreements provided by the Cap Provider. All obligations of the trust under the Interest Rate Cap
                         Agreements will be paid on or prior to the Closing
                         Date.

Class A-2 Interest Rate  The Class A-2 Certificates will have the benefit of an
Cap Agreement:           interest rate agreement (the "Class A-2 Interest Rate
                         Cap Agreement"), with an initial notional amount of $24,181,400 provided by the Cap Provider. In connection with the first 27 Distribution Dates, the Cap Provider will be obligated under the Class A-2 Interest Rate Cap
                         Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 9.750% over a specified cap strike rate
                         (ranging from 6.260% to 9.740%), and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the attached Interest Rate Cap
                         Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class A-2 Interest Rate Cap Agreement will terminate following the Distribution Date in August
                         2007.

Class M Interest Rate    The Class M Certificates will have the benefit of an
Cap Agreement:           interest rate cap agreement (the "Class M Interest Rate
                         Cap Agreement"), with an initial notional amount of $16,909,000 provided by the Cap Provider. In connection with the first 27 Distribution Dates, the Cap Provider will be obligated under the Class M Interest Rate Cap
                         Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 8.960% over a specified cap strike rate
                         (ranging from 5.870% to 8.960%), and (b) the product of the Class M notional balance and the index rate multiplier set forth in the attached Interest Rate Cap
                         Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Interest Rate Cap Agreement will terminate following the Distribution Date in August
                         2007.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B Interest Rate    The Class B Certificates will have the benefit of an
Cap Agreement:           interest rate cap agreement (the "Class B Interest Rate
                         Cap Agreement"), with an initial notional amount of $5,328,200 provided by the Cap Provider. In connection with the first 27 Distribution Dates, the Cap Provider will be obligated under the Class B Interest Rate Cap
                         Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 7.750%, over a specified cap strike rate (ranging from 4.660% to 7.750%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate
                         Cap Schedule for that Distribution Date, based on an "actual/360" basis. The Cap Provider's obligations under the Class B Interest Rate Cap Agreement will terminate following the Distribution Date in August
                         2007.

Allocation of Net        For any Distribution Date, any Net Monthly Excess Cash
Monthly Excess Cash      Flow shall be paid as follows:
Flow:                    (a) to the holders of the Class M-1 certificates, any
                         Unpaid Interest Amount;
                         (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount;
                         (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amount;
                         (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount;
                         (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amount;
                         (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount;
                         (g) to the holders of the Class B-1 certificates, any Unpaid Interest Amount;
                         (h) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount;
                         (i) to the holders of the Class B-2 certificates, any Unpaid Interest Amount;
                         (j) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount;
                         (k) to the holders of the Class B-3 certificates, any Unpaid Interest Amount;
                         (l) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount;
                         (m) to the holders of the Class B-4 certificates, any Unpaid Interest Amount;
                         (n) to the holders of the Class B-4 certificates, any Unpaid Realized Loss Amount;
                         (o) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net        (p) (i) from any Class A-2 Interest Rate Cap Agreement
Monthly Excess Cash      payment on deposit in the Excess Reserve Fund Account
Flow (cont'd):           with respect to that Distribution Date, an amount equal
                         to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class A-2 Certificates for that Distribution Date, allocated (a) first, among the Class
                         A-2A, Class A-2B and Class A-2C certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A-2 Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class A-2A, Class
                         A-2B and Class A-2C certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, (ii) from any Class M Interest Rate Cap Agreement payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class M Certificates for that Distribution Date, allocated (a) first, among the Class
                         M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class M Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class M-1, Class
                         M-2 and Class M-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B Interest Rate Cap Agreement payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class B Certificates for that Distribution Date, allocated (a) first, among the Class
                         B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate
                         Balances only with respect to those Class B
                         Certificates with an outstanding Basis Risk Carry
                         Forward Amount and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based on any Basis Risk Carry
                         Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                         (q) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Agreement payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid (a) first, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net        (r) to the Class X certificates, those amounts as
Monthly Excess Cash      described in the pooling and servicing agreement; and
Flow (cont'd):           (s) to the holders of the Class R certificates, any
                         remaining amount.

Interest Remittance      With respect to any Distribution Date and the mortgage
Amount:                  loans in a loan group, that portion of available funds
                         attributable to interest relating to mortgage loans in that mortgage loan group.

Accrued Certificate      For each class of LIBOR Certificates on any
Interest:                Distribution Date, the amount of interest accrued
                         during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through
                         Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers
                         Civil Relief Act or any similar state statute.

Principal Distribution   For each Distribution Date will equal the sum of (i)
Amount:                  the Basic Principal Distribution Amount for that
                         Distribution Date and (ii) the Extra Principal
                         Distribution Amount for that Distribution Date.

Basic Principal          With respect to any Distribution Date, the excess of
Distribution Amount:     (i) the aggregate Principal Remittance Amount for that
                         Distribution Date over (ii) the Excess Subordinated
                         Amount, if any, for that Distribution Date.

Net Monthly Excess Cash  Available Funds remaining after the amount necessary to
Flow: make all payments of interest and principal to the LIBOR certificates.

Extra Principal          As of any Distribution Date, the lesser of (x) the
Distribution Amount:     related Total Monthly Excess Spread for that
                         Distribution Date and (y) the related Subordination
                         Deficiency, if any, for that Distribution Date.

Total Monthly Excess     As to any Distribution Date equals the excess, if any,
Spread:                  of (x) the interest on the mortgage loans received by
                         the Servicer on or prior to the related Determination
                         Date or advanced by the Servicer for the related
                         Servicer Remittance Date, net of the servicing fee, trustee fee and the Loan Performance Advisor fee, over
                         (y) the amount paid as interest to the LIBOR
                         Certificates at their respective Pass-Through Rates.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Subordinated Amount:     With respect to any Distribution Date, the excess, if
                         any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account the distribution of principal to the mortgage loans for such Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR
                         Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that Distribution Date).

Specified Subordinated   Prior to the Stepdown Date, an amount equal to 2.05% of
Amount:                  the aggregate Stated Principal Balance of the mortgage
                         loans as of the Cut-off Date. On and after the Stepdown
                         Date, an amount equal to 4.10% of the aggregate Stated
                         Principal Balance of the mortgage loans for that Distribution Date, subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger
                         Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then
                         Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified
                         Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class
                         Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated
                         Amount will thereafter equal zero.

Excess Subordinated      With respect to any Distribution Date, the excess, if
Amount:                  any, of (a) the Subordinated Amount on that
                         Distribution Date over (b) the Specified Subordinated
                         Amount.

Subordination            With respect to any Distribution Date, the excess, if
Deficiency:              any, of (a) the Specified Subordinated Amount for that
                         Distribution Date over (b) the Subordinated Amount for that Distribution Date.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Remittance     With respect to any Distribution Date, to the extent of
Amount:                  funds available as described in the prospectus
                         supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due
                         Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior
                         Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution
                         Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional
                         Clean-up Call (to the extent they relate to principal).

Class A Principal        For any Distribution Date is the percentage equivalent
Allocation Percentage:   of a fraction, determined as follows:
                         (1) with respect to the Class A-1 Certificates, a
                             fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and
                         (2) with respect to the Class A-2 Certificates, a
                             fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal        For any Distribution Date is the excess of (a) the
Distribution Amount:     aggregate Class Certificate Balance of the Class A
                         Certificates immediately prior to that Distribution
                         Date over (b) the lesser of (x) approximately 55.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,436,965.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-1 Principal      With respect to any Distribution Date is the excess of
Distribution Amount:     (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that Distribution Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution
                         Date over (ii) the lesser of (a) approximately 72.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                         Balance of the mortgage loans for that Distribution
                         Date over $5,436,965.

Class M-2 Principal      With respect to any Distribution Date is the excess of
Distribution Amount:     (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that Distribution Date), (b) the
                         Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that Distribution
                         Date) and (c) the Class Certificate Balance of the
                         Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 82.90% of the aggregate Stated Principal
                         Balance of the mortgage loans for that Distribution
                         Date and (b) the excess, if any, of the aggregate
                         Stated Principal Balance of the mortgage loans for that Distribution Date over $5,436,965.

Class M-3 Principal      With respect to any Distribution Date is the excess of
Distribution Amount:     (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that Distribution Date), (b) the
                         Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that Distribution
                         Date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that Distribution Date) and (d) the Class
                         Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 86.10% of the aggregate
                         Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,436,965.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-1 Principal      With respect to any Distribution Date is the excess of
Distribution Amount:     (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that Distribution Date), (b) the
                         Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that Distribution
                         Date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that Distribution Date), (d) the Class
                         Certificate Balance of the Class M-3 certificates
                         (after taking into account distribution of the Class
                         M-3 Principal Distribution Amount on that Distribution
                         Date) and (e) the Class Certificate Balance of the
                         Class B-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 89.10% of the aggregate Stated Principal
                         Balance of the mortgage loans for that Distribution
                         Date and (b) the excess, if any, of the aggregate
                         Stated Principal Balance of the mortgage loans for that Distribution Date over $5,436,965.

Class B-2 Principal      With respect to any Distribution Date is the excess of
Distribution Amount:     (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that Distribution Date), (b) the
                         Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that Distribution
                         Date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that Distribution Date), (d) the Class
                         Certificate Balance of the Class M-3 certificates
                         (after taking into account distribution of the Class
                         M-3 Principal Distribution Amount on that Distribution
                         Date), (e) the Class Certificate Balance of the Class
                         B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution
                         Amount on that Distribution Date), and (f) the Class
                         Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 91.60% of the aggregate
                         Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,436,965.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-3 Principal      With respect to any Distribution Date is the excess of
Distribution Amount:     (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that Distribution Date), (b) the
                         Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that Distribution
                         Date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that Distribution Date), (d) the Class
                         Certificate Balance of the Class M-3 certificates
                         (after taking into account distribution of the Class
                         M-3 Principal Distribution Amount on that Distribution
                         Date), (e) the Class Certificate Balance of the Class
                         B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution
                         Amount on that Distribution Date), (f) the Class
                         Certificate Balance of the Class B-2 certificates
                         (after taking into account distribution of the Class
                         B-2 Principal Distribution Amount on that Distribution
                         Date) and (g) the Class Certificate Balance of the
                         Class B-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 93.80% of the aggregate Stated Principal
                         Balance of the mortgage loans for that Distribution
                         Date and (b) the excess, if any, of the aggregate
                         Stated Principal Balance of the mortgage loans for that Distribution Date over $5,436,965.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-4 Principal      With respect to any Distribution Date is the excess of
Distribution Amount:     (i) the sum of (a) the aggregate Class Certificate
                         Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                         Distribution Amount on that Distribution Date), (b) the
                         Class Certificate Balance of the Class M-1 certificates
                         (after taking into account distribution of the Class
                         M-1 Principal Distribution Amount on that Distribution
                         Date), (c) the Class Certificate Balance of the Class
                         M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution
                         Amount on that Distribution Date), (d) the Class
                         Certificate Balance of the Class M-3 certificates
                         (after taking into account distribution of the Class
                         M-3 Principal Distribution Amount on that Distribution
                         Date), (e) the Class Certificate Balance of the Class
                         B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution
                         Amount on that Distribution Date), (f) the Class
                         Certificate Balance of the Class B-2 certificates
                         (after taking into account distribution of the Class
                         B-2 Principal Distribution Amount on that Distribution
                         Date), (g) the Class Certificate Balance of the Class
                         B-3 certificates (after taking into account distribution of the Class B-3 Principal Distribution
                         Amount on that Distribution Date) and (h) the Class
                         Certificate Balance of the Class B-4 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 95.90% of the aggregate
                         Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $5,436,965.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

-------------------------------------------------------------------------------------------------------------
PPC (%)                                50           75           100         125          150         175
-------------------------------------------------------------------------------------------------------------
A-2A      WAL (yrs)                   2.01         1.34         1.00         0.79        0.65         0.54
          First Payment Date        6/25/2005    6/ 25/2005   6/25/2005    6/25/2005   6/25/2005    6/25/2005
          Expected Final Maturity   10/25/2009   4/ 25/2008   7/25/2007    1/25/2007   10/25/2006   7/25/2006
          Window                      1 - 53       1 - 35       1 - 26      1 - 20       1 - 17      1 - 14
-------------------------------------------------------------------------------------------------------------
A-2B      WAL (yrs)                   6.33         4.22         3.00         2.16        1.75         1.45
          First Payment Date        10/25/2009   4/ 25/2008   7/25/2007    1/25/2007   10/25/2006   7/25/2006
          Expected Final Maturity   9/25/2014    8/ 25/2011   12/25/2009   2/25/2008   7/25/2007    3/25/2007
          Window                     53 - 112     35 - 75      26 - 55      20 - 33     17 - 26      14 - 22
-------------------------------------------------------------------------------------------------------------
A-2C      WAL (yrs)                   13.44        9.12         6.73         4.92        3.03         2.22
          First Payment Date        9/25/2014    8/ 25/2011   12/25/2009   2/25/2008   7/25/2007    3/25/2007
          Expected Final Maturity   2/25/2021    2/ 25/2016   4/25/2013    7/25/2011   5/25/2010    1/25/2008
          Window                    112 - 189     75 - 129     55 - 95      33 - 74     26 - 60      22 - 32
-------------------------------------------------------------------------------------------------------------
M-1       WAL (yrs)                   10.45        7.04         5.31         4.68        4.76         4.04
          First Payment Date        6/25/2010    9/ 25/2008   9/25/2008    1/25/2009   6/25/2009    1/25/2008
          Expected Final Maturity   2/25/2021    2/ 25/2016   4/25/2013    7/25/2011   5/25/2010    6/25/2009
          Window                     61 - 189     40 - 129     40 - 95      44 - 74     49 - 60      32 - 49
-------------------------------------------------------------------------------------------------------------
M-2       WAL (yrs)                   10.45        7.04         5.26         4.41        4.10         3.63
          First Payment Date        6/25/2010    9/ 25/2008   7/25/2008    9/25/2008   11/25/2008   8/25/2008
          Expected Final Maturity   2/25/2021    2/ 25/2016   4/25/2013    7/25/2011   5/25/2010    6/25/2009
          Window                     61 - 189     40 - 129     38 - 95      40 - 74     42 - 60      39 - 49
-------------------------------------------------------------------------------------------------------------
M-3       WAL (yrs)                   10.45        7.04         5.25         4.34        3.90         3.39
          First Payment Date        6/25/2010    9/ 25/2008   7/25/2008    8/25/2008   10/25/2008   6/25/2008
          Expected Final Maturity   2/25/2021    2/ 25/2016   4/25/2013    7/25/2011   5/25/2010    6/25/2009
          Window                     61 - 189     40 - 129     38 - 95      39 - 74     41 - 60      37 - 49
-------------------------------------------------------------------------------------------------------------
B-1       WAL (yrs)                   10.45        7.04         5.24         4.31        3.84         3.32
          First Payment Date        6/25/2010    9/ 25/2008   6/25/2008    8/25/2008   9/25/2008    5/25/2008
          Expected Final Maturity   2/25/2021    2/ 25/2016   4/25/2013    7/25/2011   5/25/2010    6/25/2009
          Window                     61 - 189     40 - 129     37 - 95      39 - 74     40 - 60      36 - 49
-------------------------------------------------------------------------------------------------------------
B-2       WAL (yrs)                   10.45        7.04         5.23         4.29        3.79         3.26
          First Payment Date        6/25/2010    9/ 25/2008   6/25/2008    7/25/2008   8/25/2008    4/25/2008
          Expected Final Maturity   2/25/2021    2/ 25/2016   4/25/2013    7/25/2011   5/25/2010    6/25/2009
          Window                     61 - 189     40 - 129     37 - 95      38 - 74     39 - 60      35 - 49
-------------------------------------------------------------------------------------------------------------
B-3       WAL (yrs)                   10.45        7.04         5.23         4.28        3.76         3.23
          First Payment Date        6/25/2010    9/ 25/2008   6/25/2008    7/25/2008   7/25/2008    3/25/2008
          Expected Final Maturity   2/25/2021    2/ 25/2016   4/25/2013    7/25/2011   5/25/2010    6/25/2009
          Window                     61 - 189     40 - 129     37 - 95      38 - 74     38 - 60      34 - 49
-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

--------------------------------------------------------------------------------------------------------------
PPC (%)                                50           75          100          125          150          175
--------------------------------------------------------------------------------------------------------------
A-2A      WAL (yrs)                   2.01         1.34        1.00         0.79         0.65         0.54
          First Payment Date        6/25/2005    6/25/2005   6/25/2005    6/25/2005    6/25/2005    6/25/2005
          Expected Final Maturity   10/25/2009   4/25/2008   7/25/2007    1/25/2007    10/25/2006   7/25/2006
          Window                      1 - 53      1 - 35       1 - 26       1 - 20       1 - 17       1 - 14
--------------------------------------------------------------------------------------------------------------
A-2B      WAL (yrs)                   6.33         4.22        3.00         2.16         1.75         1.45
          First Payment Date        10/25/2009   4/25/2008   7/25/2007    1/25/2007    10/25/2006   7/25/2006
          Expected Final Maturity   9/25/2014    8/25/2011   12/25/2009   2/25/2008    7/25/2007    3/25/2007
          Window                     53 - 112     35 - 75     26 - 55      20 - 33      17 - 26      14 - 22
--------------------------------------------------------------------------------------------------------------
A-2C      WAL (yrs)                   15.21       10.67        7.96         5.91          3.7         2.22
          First Payment Date        9/25/2014    8/25/2011   12/25/2009   2/25/2008    7/25/2007    3/25/2007
          Expected Final Maturity   2/25/2033    2/25/2028   1/25/2023    5/25/2019    9/25/2016    1/25/2008
          Window                    112 - 333    75 - 273     55 - 212     33 - 168     26 - 136     22 - 32
--------------------------------------------------------------------------------------------------------------
M-1       WAL (yrs)                   11.34        7.78        5.89         5.13         5.38         5.42
          First Payment Date        6/25/2010    9/25/2008   9/25/2008    1/25/2009    6/25/2009    1/25/2008
          Expected Final Maturity   4/25/2031    4/25/2025   7/25/2020    4/25/2017    1/25/2015    9/25/2014
          Window                     61 - 311    40 - 239     40 - 182     44 - 143     49 - 116     32 - 112
--------------------------------------------------------------------------------------------------------------
M-2       WAL (yrs)                   11.27        7.71        5.78         4.82         4.43         3.91
          First Payment Date        6/25/2010    9/25/2008   7/25/2008    9/25/2008    11/25/2008   8/25/2008
          Expected Final Maturity   9/25/2029    6/25/2023   1/25/2019    1/25/2016    1/25/2014    6/25/2012
          Window                     61 - 292    40 - 217     38 - 164     40 - 128     42 - 104     39 - 85
--------------------------------------------------------------------------------------------------------------
M-3       WAL (yrs)                   11.19        7.63        5.71         4.70         4.19         3.63
          First Payment Date        6/25/2010    9/25/2008   7/25/2008    8/25/2008    10/25/2008   6/25/2008
          Expected Final Maturity   9/25/2027    6/25/2021   6/25/2017    10/25/2014   12/25/2012   8/25/2011
          Window                     61 - 268    40 - 193     38 - 145     39 - 113     41 - 91      37 - 75
--------------------------------------------------------------------------------------------------------------
B-1       WAL (yrs)                   11.11        7.56        5.65         4.63         4.09         3.53
          First Payment Date        6/25/2010    9/25/2008   6/25/2008    8/25/2008    9/25/2008    5/25/2008
          Expected Final Maturity   9/25/2026    8/25/2020   9/25/2016    4/25/2014    7/25/2012    4/25/2011
          Window                     61 - 256    40 - 183     37 - 136     39 - 107     40 - 86      36 - 71
--------------------------------------------------------------------------------------------------------------
B-2       WAL (yrs)                   10.99        7.47        5.56         4.54         4.00         3.44
          First Payment Date        6/25/2010    9/25/2008   6/25/2008    7/25/2008    8/25/2008    4/25/2008
          Expected Final Maturity   6/25/2025    7/25/2019   12/25/2015   8/25/2013    1/25/2012    11/25/2010
          Window                     61 - 241    40 - 170     37 - 127     38 - 99      39 - 80      35 - 66
--------------------------------------------------------------------------------------------------------------
B-3       WAL (yrs)                   10.80        7.32        5.45         4.45         3.89         3.34
          First Payment Date        6/25/2010    9/25/2008   6/25/2008    7/25/2008    7/25/2008    3/25/2008
          Expected Final Maturity   2/25/2024    6/25/2018   1/25/2015    12/25/2012   6/25/2011    5/25/2010
          Window                     61 - 225    40 - 157     37 - 116     38 - 91      38 - 73      34 - 60
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

------------------------------------------------------------------------
CPR (%)                                20           25           30
------------------------------------------------------------------------
A-2A      WAL (yrs)                   1.19         0.94         0.77
          First Payment Date        6/25/2005    6/25/2005    6/25/2005
          Expected Final Maturity   12/25/2007   6/25/2007    1/25/2007
          Window                      1 - 31       1 - 25       1 - 20
------------------------------------------------------------------------
A-2B      WAL (yrs)                   3.82         2.84         2.16
          First Payment Date        12/25/2007   6/25/2007    1/25/2007
          Expected Final Maturity   1/25/2011    11/25/2009   2/25/2008
          Window                     31 - 68      25 - 54      20 - 33
------------------------------------------------------------------------
A-2C      WAL (yrs)                   8.35         6.58         5.04
          First Payment Date        1/25/2011    11/25/2009   2/25/2008
          Expected Final Maturity   4/25/2015    3/25/2013    9/25/2011
          Window                     68 - 119     54 - 94      33 - 76
------------------------------------------------------------------------
M-1       WAL (yrs)                   6.46         5.24         4.72
          First Payment Date        6/25/2008    9/25/2008    12/25/2008
          Expected Final Maturity   4/25/2015    3/25/2013    9/25/2011
          Window                     37 - 119     40 - 94      43 - 76
------------------------------------------------------------------------
M-2       WAL (yrs)                   6.46         5.18         4.47
          First Payment Date        6/25/2008    7/25/2008    9/25/2008
          Expected Final Maturity   4/25/2015    3/25/2013    9/25/2011
          Window                     37 - 119     38 - 94      40 - 76
------------------------------------------------------------------------
M-3       WAL (yrs)                   6.46         5.16         4.41
          First Payment Date        6/25/2008    7/25/2008    8/25/2008
          Expected Final Maturity   4/25/2015    3/25/2013    9/25/2011
          Window                     37 - 119     38 - 94      39 - 76
------------------------------------------------------------------------
B-1       WAL (yrs)                   6.46         5.16         4.39
          First Payment Date        6/25/2008    7/25/2008    8/25/2008
          Expected Final Maturity   4/25/2015    3/25/2013    9/25/2011
          Window                     37 - 119     38 - 94      39 - 76
------------------------------------------------------------------------
B-2       WAL (yrs)                   6.46         5.15         4.36
          First Payment Date        6/25/2008    6/25/2008    7/25/2008
          Expected Final Maturity   4/25/2015    3/25/2013    9/25/2011
          Window                     37 - 119     37 - 94      38 - 76
------------------------------------------------------------------------
B-3       WAL (yrs)                   6.46         5.15         4.36
          First Payment Date        6/25/2008    6/25/2008    7/25/2008
          Expected Final Maturity   4/25/2015    3/25/2013    9/25/2011
          Window                     37 - 119     37 - 94      38 - 76
------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

------------------------------------------------------------------------
CPR (%)                                20           25           30
------------------------------------------------------------------------
A-2A      WAL (yrs)                   1.19         0.94         0.77
          First Payment Date        6/25/2005    6/25/2005    6/25/2005
          Expected Final Maturity   12/25/2007   6/25/2007    1/25/2007
          Window                      1 - 31       1 - 25       1 - 20
------------------------------------------------------------------------
A-2B      WAL (yrs)                   3.82         2.84         2.16
          First Payment Date        12/25/2007   6/25/2007    1/25/2007
          Expected Final Maturity   1/25/2011    11/25/2009   2/25/2008
          Window                     31 - 68      25 - 54      20 - 33
------------------------------------------------------------------------
A-2C      WAL (yrs)                   9.73         7.69         5.97
          First Payment Date        1/25/2011    11/25/2009   2/25/2008
          Expected Final Maturity   10/25/2026   10/25/2022   9/25/2019
          Window                     68 - 257     54 - 209     33 - 172
------------------------------------------------------------------------
M-1       WAL (yrs)                   7.16         5.80         5.19
          First Payment Date        6/25/2008    9/25/2008    12/25/2008
          Expected Final Maturity   12/25/2023   4/25/2020    8/25/2017
          Window                     37 - 223     40 - 179     43 - 147
------------------------------------------------------------------------
M-2       WAL (yrs)                   7.09         5.69          4.9
          First Payment Date        6/25/2008    7/25/2008    9/25/2008
          Expected Final Maturity   3/25/2022    10/25/2018   5/25/2016
          Window                     37 - 202     38 - 161     40 - 132
------------------------------------------------------------------------
M-3       WAL (yrs)                   7.01         5.60         4.78
          First Payment Date        6/25/2008    7/25/2008    8/25/2008
          Expected Final Maturity   4/25/2020    3/25/2017    1/25/2015
          Window                     37 - 179     38 - 142     39 - 116
------------------------------------------------------------------------
B-1       WAL (yrs)                   6.95         5.55         4.71
          First Payment Date        6/25/2008    7/25/2008    8/25/2008
          Expected Final Maturity   6/25/2019    7/25/2016    6/25/2014
          Window                     37 - 169     38 - 134     39 - 109
------------------------------------------------------------------------
B-2       WAL (yrs)                   6.86         5.46         4.62
          First Payment Date        6/25/2008    6/25/2008    7/25/2008
          Expected Final Maturity   6/25/2018    10/25/2015   11/25/2013
          Window                     37 - 157     37 - 125     38 - 102
------------------------------------------------------------------------
B-3       WAL (yrs)                   6.72         5.34         4.53
          First Payment Date        6/25/2008    6/25/2008    7/25/2008
          Expected Final Maturity   6/25/2017    11/25/2014   2/25/2013
          Window                     37 - 145     37 - 114     38 - 93
------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

Breakeven CDR Analysis
-------------------------------------  -----------------------------------------

Assumptions:                           Class     CDR %     Cumulative Loss (1)
------------                           -----     -----     -------------------
PPC: 100%                              M-1      17.955           20.52%
Required Overcollateralization:
Never steps down                       M-2      12.607           16.07%
Sequential Trigger: As defined         M-3      11.217           14.75%
Forward LIBOR                          B-1       9.930           13.44%
Lag to Recovery: 12 Months             B-2       8.908           12.35%
Loss Severity: 50%                     B-3       7.967           11.29%
To Maturity
                                       (1) As a percentage of the mortgage loan
                                       balance as of the Cut-off Date.
-------------------------------------  -----------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
June 2005                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
July 2005                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
August 2005                10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
September 2005             10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
October 2005               10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
November 2005              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
December 2005              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
January 2006               10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
February 2006              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
March 2006                 10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
April 2006                 10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
May 2006                   10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
June 2006                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
July 2006                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
August 2006                10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
September 2006             10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
October 2006               10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
November 2006              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
December 2006              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
January 2007               10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
February 2007              10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
March 2007                 10.00          10.00          10.00          9.69          9.69          9.69          9.69          9.69
April 2007                 10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
May 2007                   10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
June 2007                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
July 2007                  10.00          10.00          10.00          9.50          9.50          9.50          9.50          9.50
August 2007                   --          10.00          10.00          9.50          9.50          9.50          9.50          9.50
September 2007                --          10.33          10.33          9.91          9.91          9.91          9.91          9.91
October 2007                  --          10.71          10.71         10.24         10.24         10.24         10.24         10.24
November 2007                 --          10.39          10.39          9.91          9.91          9.91          9.91          9.91
December 2007                 --          10.77          10.77         10.24         10.24         10.24         10.24         10.24
January 2008                  --          10.47          10.47          9.96          9.96          9.96          9.96          9.96
February 2008                 --          10.72          10.72         10.06         10.06         10.06         10.06         10.06
March 2008                    --          12.67          12.67         11.92         11.92         11.92         11.92         11.92
April 2008                    --          11.90          11.90         11.15         11.15         11.15         11.15         11.15
May 2008                      --          12.35          12.35         11.52         11.52         11.52         11.52         11.52
June 2008                     --          32.70          32.70         11.15         11.15         11.15         11.15         11.15
July 2008                     --          14.64          14.64         11.55         11.55         11.55         11.55         11.55
August 2008                   --          14.23          14.23         11.24         11.24         11.24         11.24         11.24
September 2008                --          14.85          14.85         11.96         11.96         11.96         11.96         11.96
October 2008                  --          15.27          15.27         12.36         12.36         12.36         12.36         12.36
November 2008                 --          14.70          14.70         11.96         11.96         11.96         11.96         11.96
December 2008                 --          15.11          15.11         12.35         12.35         12.35         12.35         12.35
January 2009                  --          14.58          14.58         11.96         11.96         11.96         11.96         11.96
February 2009                 --          14.59          14.59         11.97         11.97         11.97         11.97         11.97
March 2009                    --          16.20          16.20         13.27         13.27         13.27         13.27         13.27
April 2009                    --          14.63          14.63         11.99         11.99         11.99         11.99         11.99
May 2009                      --          15.12          15.12         12.39         12.39         12.39         12.39         12.39
June 2009                     --          14.63          14.63         11.99         11.99         11.99         11.99         11.99
July 2009                     --          15.12          15.12         12.39         12.39         12.39         12.39         12.39
August 2009                   --          14.64          14.64         11.99         11.99         11.99         11.99         11.99
September 2009                --          14.66          14.66         12.01         12.01         12.01         12.01         12.01
October 2009                  --          15.15          15.15         12.41         12.41         12.41         12.41         12.41
November 2009                 --          14.66          14.66         12.01         12.01         12.01         12.01         12.01
December 2009                 --          15.15          15.15         12.41         12.41         12.41         12.41         12.41
January 2010                  --          14.66          14.66         12.01         12.01         12.01         12.01         12.01
February 2010                 --             --          14.66         12.00         12.00         12.00         12.00         12.00

Distribution Date   B -3 Cap (%)
--------------------------------
                     Actual/360
June 2005                   9.50
July 2005                   9.50
August 2005                 9.50
September 2005              9.50
October 2005                9.50
November 2005               9.50
December 2005               9.50
January 2006                9.50
February 2006               9.50
March 2006                  9.50
April 2006                  9.50
May 2006                    9.50
June 2006                   9.50
July 2006                   9.50
August 2006                 9.50
September 2006              9.50
October 2006                9.50
November 2006               9.50
December 2006               9.50
January 2007                9.50
February 2007               9.50
March 2007                  9.69
April 2007                  9.50
May 2007                    9.50
June 2007                   9.50
July 2007                   9.50
August 2007                 9.50
September 2007              9.91
October 2007               10.24
November 2007               9.91
December 2007              10.24
January 2008                9.96
February 2008              10.06
March 2008                 11.92
April 2008                 11.15
May 2008                   11.52
June 2008                  11.15
July 2008                  11.55
August 2008                11.24
September 2008             11.96
October 2008               12.36
November 2008              11.96
December 2008              12.35
January 2009               11.96
February 2009              11.97
March 2009                 13.27
April 2009                 11.99
May 2009                   12.39
June 2009                  11.99
July 2009                  12.39
August 2009                11.99
September 2009             12.01
October 2009               12.41
November 2009              12.01
December 2009              12.41
January 2010               12.01
February 2010              12.00


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest. Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
2 Run to maturity assuming 100% PPC, no losses and 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
March 2010                    --             --          16.28         13.33         13.33         13.33         13.33         13.33
April 2010                    --             --          14.71         12.04         12.04         12.04         12.04         12.04
May 2010                      --             --          15.20         12.44         12.44         12.44         12.44         12.44
June 2010                     --             --          14.71         12.04         12.04         12.04         12.04         12.04
July 2010                     --             --          15.19         12.44         12.44         12.44         12.44         12.44
August 2010                   --             --          14.70         12.04         12.04         12.04         12.04         12.04
September 2010                --             --          14.73         12.06         12.06         12.06         12.06         12.06
October 2010                  --             --          15.22         12.46         12.46         12.46         12.46         12.46
November 2010                 --             --          14.72         12.05         12.05         12.05         12.05         12.05
December 2010                 --             --          15.21         12.46         12.46         12.46         12.46         12.46
January 2011                  --             --          14.72         12.05         12.05         12.05         12.05         12.05
February 2011                 --             --          14.72         12.05         12.05         12.05         12.05         12.05
March 2011                    --             --          16.32         13.36         13.36         13.36         13.36         13.36
April 2011                    --             --          14.74         12.07         12.07         12.07         12.07         12.07
May 2011                      --             --          15.23         12.47         12.47         12.47         12.47         12.47
June 2011                     --             --          14.74         12.07         12.07         12.07         12.07         12.07
July 2011                     --             --          15.23         12.47         12.47         12.47         12.47         12.47
August 2011                   --             --          14.74         12.06         12.06         12.06         12.06         12.06
September 2011                --             --          14.76         12.08         12.08         12.08         12.08         12.08
October 2011                  --             --          15.25         12.48         12.48         12.48         12.48         12.48
November 2011                 --             --          14.75         12.08         12.08         12.08         12.08         12.08
December 2011                 --             --          15.25         12.48         12.48         12.48         12.48         12.48
January 2012                  --             --          14.75         12.07         12.07         12.07         12.07         12.07
February 2012                 --             --          14.75         12.07         12.07         12.07         12.07         12.07
March 2012                    --             --          15.77         12.90         12.90         12.90         12.90         12.90
April 2012                    --             --          14.75         12.07         12.07         12.07         12.07         12.07
May 2012                      --             --          15.24         12.47         12.47         12.47         12.47         12.47
June 2012                     --             --          14.75         12.07         12.07         12.07         12.07         12.07
July 2012                     --             --          15.24         12.47         12.47         12.47         12.47         12.47
August 2012                   --             --          14.75         12.07         12.07         12.07         12.07         12.07
September 2012                --             --          13.79         12.07         12.07         12.07         12.07         12.07
October 2012                  --             --          13.10         12.47         12.47         12.47         12.47         12.47
November 2012                 --             --          12.70         12.06         12.06         12.06         12.06         12.06
December 2012                 --             --          13.15         12.47         12.47         12.47         12.47         12.47
January 2013                  --             --          12.74         12.06         12.06         12.06         12.06         12.06
February 2013                 --             --          12.77         12.06         12.06         12.06         12.06         12.06
March 2013                    --             --          14.16         13.35         13.35         13.35         13.35         13.35
April 2013                    --             --          12.82         12.06         12.06         12.06         12.06         12.06
May 2013                      --             --          13.27         12.46         12.46         12.46         12.46         12.46
June 2013                     --             --          12.87         12.06         12.06         12.06         12.06         12.06
July 2013                     --             --          13.32         12.46         12.46         12.46         12.46         12.46
August 2013                   --             --          12.92         12.06         12.06         12.06         12.06         12.06
September 2013                --             --          12.95         12.06         12.06         12.06         12.06         12.06
October 2013                  --             --          13.41         12.46         12.46         12.46         12.46         12.46
November 2013                 --             --          13.00         12.05         12.05         12.05         12.05         12.05
December 2013                 --             --          13.47         12.46         12.46         12.46         12.46         12.46
January 2014                  --             --          13.06         12.05         12.05         12.05         12.05         12.05
February 2014                 --             --          13.10         12.05         12.05         12.05         12.05         12.05
March 2014                    --             --          14.54         13.34         13.34         13.34         13.34         13.34
April 2014                    --             --          13.16         12.05         12.05         12.05         12.05         12.05
May 2014                      --             --          13.64         12.45         12.45         12.45         12.45         12.45
June 2014                     --             --          13.23         12.05         12.05         12.05         12.05         12.05
July 2014                     --             --          13.71         12.45         12.45         12.45         12.45         12.45
August 2014                   --             --          13.30         12.05         12.05         12.05         12.05         12.05
September 2014                --             --          13.34         12.05         12.05         12.05         12.05         12.05
October 2014                  --             --          13.83         12.45         12.45         12.45         12.45         12.45
November 2014                 --             --          13.42         12.05         12.05         12.05         12.05         12.05
December 2014                 --             --          13.91         12.45         12.45         12.45         12.45         12.45

Distribution Date   B -3 Cap (%)
--------------------------------
                     Actual/360
March 2010                 13.33
April 2010                 12.04
May 2010                   12.44
June 2010                  12.04
July 2010                  12.44
August 2010                12.04
September 2010             12.06
October 2010               12.46
November 2010              12.05
December 2010              12.46
January 2011               12.05
February 2011              12.05
March 2011                 13.36
April 2011                 12.07
May 2011                   12.47
June 2011                  12.07
July 2011                  12.47
August 2011                12.06
September 2011             12.08
October 2011               12.48
November 2011              12.08
December 2011              12.48
January 2012               12.07
February 2012              12.07
March 2012                 12.90
April 2012                 12.07
May 2012                   12.47
June 2012                  12.07
July 2012                  12.47
August 2012                12.07
September 2012             12.07
October 2012               12.47
November 2012              12.06
December 2012              12.47
January 2013               12.06
February 2013              12.06
March 2013                 13.35
April 2013                 12.06
May 2013                   12.46
June 2013                  12.06
July 2013                  12.46
August 2013                12.06
September 2013             12.06
October 2013               12.46
November 2013              12.05
December 2013              12.46
January 2014               12.05
February 2014              12.05
March 2014                 13.34
April 2014                 12.05
May 2014                   12.45
June 2014                  12.05
July 2014                  12.45
August 2014                12.05
September 2014             12.05
October 2014               12.45
November 2014              12.05
December 2014              12.45


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest. Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
2 Run to maturity assuming 100% PPC, no losses and 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
January 2015                  --             --          13.50         12.04         12.04         12.04         12.04         12.04
February 2015                 --             --          13.54         12.04         12.04         12.04         12.04         12.04
March 2015                    --             --          15.04         13.33         13.33         13.33         13.33         13.33
April 2015                    --             --          13.63         12.04         12.04         12.04         12.04         12.04
May 2015                      --             --          14.14         12.44         12.44         12.44         12.44         12.44
June 2015                     --             --          13.73         12.04         12.04         12.04         12.04         12.04
July 2015                     --             --          14.23         12.44         12.44         12.44         12.44         12.44
August 2015                   --             --          13.82         12.04         12.04         12.04         12.04         12.04
September 2015                --             --          13.88         12.04         12.04         12.04         12.04         12.04
October 2015                  --             --          14.39         12.44         12.44         12.44         12.44         12.44
November 2015                 --             --          13.98         12.04         12.04         12.04         12.04         12.04
December 2015                 --             --          14.51         12.44         12.44         12.44         12.44         12.44
January 2016                  --             --          14.09         12.04         12.04         12.04         12.04         12.04
February 2016                 --             --          14.15         12.04         12.04         12.04         12.04            --
March 2016                    --             --          15.19         12.87         12.87         12.87         12.87            --
April 2016                    --             --          14.27         12.04         12.04         12.04         12.04            --
May 2016                      --             --          14.81         12.44         12.44         12.44         12.44            --
June 2016                     --             --          14.40         12.03         12.03         12.03         12.03            --
July 2016                     --             --          14.95         12.44         12.44         12.44         12.44            --
August 2016                   --             --          14.53         12.03         12.03         12.03         12.03            --
September 2016                --             --          14.60         12.03         12.03         12.03         12.03            --
October 2016                  --             --          15.16         12.43         12.43         12.43         12.43            --
November 2016                 --             --          14.75         12.03         12.03         12.03         12.03            --
December 2016                 --             --          15.32         12.43         12.43         12.43            --            --
January 2017                  --             --          14.90         12.03         12.03         12.03            --            --
February 2017                 --             --          14.98         12.03         12.03         12.03            --            --
March 2017                    --             --          16.67         13.32         13.32         13.32            --            --
April 2017                    --             --          15.14         12.03         12.03         12.03            --            --
May 2017                      --             --          15.74         12.43         12.43         12.43            --            --
June 2017                     --             --          15.32         12.03         12.03         12.03            --            --
July 2017                     --             --          15.92         12.43         12.43         12.43            --            --
August 2017                   --             --          15.50         12.03         12.03            --            --            --
September 2017                --             --          15.59         12.03         12.03            --            --            --
October 2017                  --             --          16.21         12.43         12.43            --            --            --
November 2017                 --             --          15.79         12.03         12.03            --            --            --
December 2017                 --             --          16.42         12.43         12.43            --            --            --
January 2018                  --             --          16.00         12.03         12.03            --            --            --
February 2018                 --             --          16.11         12.03         12.03            --            --            --
March 2018                    --             --          17.95         13.32         13.32            --            --            --
April 2018                    --             --          16.33         12.03         12.03            --            --            --
May 2018                      --             --          17.00         12.43         12.43            --            --            --
June 2018                     --             --          16.57         12.03         12.03            --            --            --
July 2018                     --             --          17.25         12.43         12.43            --            --            --
August 2018                   --             --          16.82         12.03         12.03            --            --            --
September 2018                --             --          16.95         12.03         12.03            --            --            --
October 2018                  --             --          17.65         12.43         12.43            --            --            --
November 2018                 --             --          17.21         12.03         12.03            --            --            --
December 2018                 --             --          17.93         12.43         12.43            --            --            --
January 2019                  --             --          17.50         12.03         12.03            --            --            --
February 2019                 --             --          17.65         12.03         12.03            --            --            --

Distribution Date   B -3 Cap (%)
--------------------------------
                     Actual/360
January 2015               12.04
February 2015              12.04
March 2015                    --
April 2015                    --
May 2015                      --
June 2015                     --
July 2015                     --
August 2015                   --
September 2015                --
October 2015                  --
November 2015                 --
December 2015                 --
January 2016                  --
February 2016                 --
March 2016                    --
April 2016                    --
May 2016                      --
June 2016                     --
July 2016                     --
August 2016                   --
September 2016                --
October 2016                  --
November 2016                 --
December 2016                 --
January 2017                  --
February 2017                 --
March 2017                    --
April 2017                    --
May 2017                      --
June 2017                     --
July 2017                     --
August 2017                   --
September 2017                --
October 2017                  --
November 2017                 --
December 2017                 --
January 2018                  --
February 2018                 --
March 2018                    --
April 2018                    --
May 2018                      --
June 2018                     --
July 2018                     --
August 2018                   --
September 2018                --
October 2018                  --
November 2018                 --
December 2018                 --
January 2019                  --
February 2019                 --


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest. Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
2 Run to maturity assuming 100% PPC, no losses and 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
March 2019                    --             --          19.70         13.32         13.32            --            --            --
April 2019                    --             --          17.95         12.03            --            --            --            --
May 2019                      --             --          18.72         12.43            --            --            --            --
June 2019                     --             --          18.28         12.03            --            --            --            --
July 2019                     --             --          19.06         12.43            --            --            --            --
August 2019                   --             --          18.62         12.03            --            --            --            --
September 2019                --             --          18.80         12.03            --            --            --            --
October 2019                  --             --          19.61         12.43            --            --            --            --
November 2019                 --             --          19.16         12.03            --            --            --            --
December 2019                 --             --          20.00         12.43            --            --            --            --
January 2020                  --             --          19.55         12.03            --            --            --            --
February 2020                 --             --          19.76         12.03            --            --            --            --
March 2020                    --             --          21.34         12.86            --            --            --            --
April 2020                    --             --          20.18         12.03            --            --            --            --
May 2020                      --             --          21.08         12.43            --            --            --            --
June 2020                     --             --          20.62         12.03            --            --            --            --
July 2020                     --             --          21.55         12.43            --            --            --            --
August 2020                   --             --          21.09         12.03            --            --            --            --
September 2020                --             --          21.33         12.03            --            --            --            --
October 2020                  --             --          22.34            --            --            --            --            --
November 2020                 --             --          22.10            --            --            --            --            --
December 2020                 --             --          23.36            --            --            --            --            --
January 2021                  --             --          23.17            --            --            --            --            --
February 2021                 --             --          23.76            --            --            --            --            --
March 2021                    --             --          27.03            --            --            --            --            --
April 2021                    --             --          25.11            --            --            --            --            --
May 2021                      --             --          26.74            --            --            --            --            --
June 2021                     --             --          26.71            --            --            --            --            --
July 2021                     --             --          28.55            --            --            --            --            --
August 2021                   --             --          28.64            --            --            --            --            --
September 2021                --             --          29.75            --            --            --            --            --
October 2021                  --             --          32.02            --            --            --            --            --
November 2021                 --             --          32.37            --            --            --            --            --
December 2021                 --             --          35.06            --            --            --            --            --
January 2022                  --             --          35.69            --            --            --            --            --
February 2022                 --             --          37.69            --            --            --            --            --
March 2022                    --             --          44.29            --            --            --            --            --
April 2022                    --             --          42.69            --            --            --            --            --
May 2022                      --             --          47.38            --            --            --            --            --
June 2022                     --             --          49.63            --            --            --            --            --
July 2022                     --             --          56.02            --            --            --            --            --
August 2022                   --             --          59.89            --            --            --            --            --
September 2022                --             --          67.12            --            --            --            --            --
October 2022                  --             --          79.16            --            --            --            --            --
November 2022                 --             --          89.61            --            --            --            --            --
December 2022                 --             --         112.17            --            --            --            --            --
January 2023                  --             --         138.63            --            --            --            --            --
February 2023                 --             --         193.66            --            --            --            --            --
March 2023                    --             --         362.29            --            --            --            --            --
April 2023                    --             --        *                  --            --            --            --            --

Distribution Date   B -3 Cap (%)
--------------------------------
                     Actual/360
March 2019                    --
April 2019                    --
May 2019                      --
June 2019                     --
July 2019                     --
August 2019                   --
September 2019                --
October 2019                  --
November 2019                 --
December 2019                 --
January 2020                  --
February 2020                 --
March 2020                    --
April 2020                    --
May 2020                      --
June 2020                     --
July 2020                     --
August 2020                   --
September 2020                --
October 2020                  --
November 2020                 --
December 2020                 --
January 2021                  --
February 2021                 --
March 2021                    --
April 2021                    --
May 2021                      --
June 2021                     --
July 2021                     --
August 2021                   --
September 2021                --
October 2021                  --
November 2021                 --
December 2021                 --
January 2022                  --
February 2022                 --
March 2022                    --
April 2022                    --
May 2022                      --
June 2022                     --
July 2022                     --
August 2022                   --
September 2022                --
October 2022                  --
November 2022                 --
December 2022                 --
January 2023                  --
February 2023                 --
March 2023                    --
April 2023                    --


1 Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest. Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.
2 Run to maturity assuming 100% PPC, no losses and 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.
*In April 2023, A2C Balance $58,507, Interest $142,835.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

                           Interest Rate Cap Schedules


                               Class A-2 Cap Notional Balance
                    ------------------------------------------------------
                                                               Index Rate
Distribution Date    Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier
-----------------   -------------   ----------   -----------   -----------
June 2005           24,181,400.00        7.800         9.750         10.00
July 2005           23,518,347.65        6.470         9.750         10.00
August 2005         22,863,415.67        6.260         9.750         10.00
September 2005      22,216,305.11        6.270         9.750         10.00
October 2005        21,576,740.56        6.490         9.750         10.00
November 2005       20,944,483.27        6.280         9.750         10.00
December 2005       20,319,330.94        6.510         9.750         10.00
January 2006        19,701,117.47        6.300         9.750         10.00
February 2006       19,089,712.38        6.310         9.750         10.00
March 2006          18,485,020.20        7.020         9.750         10.00
April 2006          17,886,999.38        6.330         9.750         10.00
May 2006            17,295,660.27        6.560         9.750         10.00
June 2006           16,713,437.15        6.350         9.750         10.00
July 2006           16,145,058.80        6.570         9.750         10.00
August 2006         15,590,197.43        6.360         9.750         10.00
September 2006      15,048,532.97        6.370         9.750         10.00
October 2006        14,519,752.92        6.610         9.750         10.00
November 2006       14,003,552.16        6.390         9.750         10.00
December 2006       13,499,632.78        6.630         9.750         10.00
January 2007        13,007,703.89        6.420         9.750         10.00
February 2007       12,527,481.48        6.810         9.750         10.00
March 2007          12,057,224.90        9.740         9.750         10.00
April 2007          11,602,132.74        8.790         9.750         10.00
May 2007            11,157,813.72        9.120         9.750         10.00
June 2007           10,724,013.92        8.830         9.750         10.00
July 2007           10,300,485.42        9.160         9.750         10.00
August 2007          9,886,986.09        9.070         9.750         10.00


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group                       May 24, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR2
--------------------------------------------------------------------------------

                           Interest Rate Cap Schedules


                                Class M Cap Notional Balance                              Class B Cap Notional Balance
                    ------------------------------------------------------   -----------------------------------------------------
                                                               Index Rate                                              Index Rate
Distribution Date    Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier   Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier
-----------------   -------------   ----------   -----------   -----------   ------------   ----------   -----------   -----------
June 2005           16,909,000.00        7.410         8.960         10.00   5,328,200.00        6.200         7.750         10.00
July 2005           16,909,000.00        6.080         8.960         10.00   5,328,200.00        4.870         7.750         10.00
August 2005         16,909,000.00        5.870         8.960         10.00   5,328,200.00        4.660         7.750         10.00
September 2005      16,909,000.00        5.870         8.960         10.00   5,328,200.00        4.660         7.750         10.00
October 2005        16,909,000.00        6.090         8.960         10.00   5,328,200.00        4.880         7.750         10.00
November 2005       16,909,000.00        5.870         8.960         10.00   5,328,200.00        4.660         7.750         10.00
December 2005       16,909,000.00        6.090         8.960         10.00   5,328,200.00        4.880         7.750         10.00
January 2006        16,909,000.00        5.880         8.960         10.00   5,328,200.00        4.670         7.750         10.00
February 2006       16,909,000.00        5.880         8.960         10.00   5,328,200.00        4.670         7.750         10.00
March 2006          16,909,000.00        6.560         8.960         10.00   5,328,200.00        5.350         7.750         10.00
April 2006          16,909,000.00        5.880         8.960         10.00   5,328,200.00        4.670         7.750         10.00
May 2006            16,909,000.00        6.090         8.960         10.00   5,328,200.00        4.880         7.750         10.00
June 2006           16,909,000.00        5.880         8.960         10.00   5,328,200.00        4.670         7.750         10.00
July 2006           16,909,000.00        6.090         8.960         10.00   5,328,200.00        4.880         7.750         10.00
August 2006         16,909,000.00        5.880         8.960         10.00   5,328,200.00        4.670         7.750         10.00
September 2006      16,909,000.00        5.880         8.960         10.00   5,328,200.00        4.670         7.750         10.00
October 2006        16,909,000.00        6.090         8.960         10.00   5,328,200.00        4.880         7.750         10.00
November 2006       16,909,000.00        5.880         8.960         10.00   5,328,200.00        4.670         7.750         10.00
December 2006       16,909,000.00        6.090         8.960         10.00   5,328,200.00        4.880         7.750         10.00
January 2007        16,909,000.00        5.960         8.960         10.00   5,328,200.00        4.750         7.750         10.00
February 2007       16,909,000.00        6.110         8.960         10.00   5,328,200.00        4.900         7.750         10.00
March 2007          16,909,000.00        8.960         8.960         10.00   5,328,200.00        7.750         7.750         10.00
April 2007          16,909,000.00        8.210         8.960         10.00   5,328,200.00        7.000         7.750         10.00
May 2007            16,909,000.00        8.500         8.960         10.00   5,328,200.00        7.290         7.750         10.00
June 2007           16,909,000.00        8.210         8.960         10.00   5,328,200.00        7.000         7.750         10.00
July 2007           16,909,000.00        8.550         8.960         10.00   5,328,200.00        7.340         7.750         10.00
August 2007         16,909,000.00        8.330         8.960         10.00   5,328,200.00        7.120         7.750         10.00


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (`FSA') and member of the London Stock Exchange.

[BARCLAYS CAPITAL LOGO]
                                       35